BLACKROCK LIQUIDITY FUNDS

FedFund

(the “Fund”)

Supplement dated July 28, 2015 to the Cash Plus Shares Prospectus of the Fund,

dated February 27, 2015

The Board of Trustees of BlackRock Liquidity Funds (the “Board”), on behalf of the Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. The Board has also approved an amended investment objective for the Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Fund’s prospectus is amended as follows:

The section of the Fund’s prospectus entitled “Fund Overview — Key Facts About FedFund — Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of FedFund (the “Fund”), a series of BlackRock Liquidity Funds (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

The first paragraph of the section of the Fund’s prospectus entitled “Fund Overview — Key Facts About FedFund — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

FedFund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The section of the Fund’s prospectus entitled “Fund Overview — Key Facts About FedFund — Principal Risks of Investing in the Fund” is amended by deleting the last sentence of the bullet point captioned “Regulatory Risk.”

The section of the Fund’s prospectus entitled “Details About the Funds — How Each Fund Invests —Investment Objectives” is amended by revising the investment objectives chart to indicate that the investment objective of FedFund is as follows:

Fund	Investment Objective
FedFund	The Fund seeks current income as is consistent with liquidity and stability of principal.

The section of the Fund’s prospectus entitled “Details About the Funds — How Each Fund Invests — Principal Investments — Repurchase Agreements” is deleted in its entirety and replaced with the following:

Repurchase Agreements. TempCash and FedFund. Each Fund may enter into repurchase agreements. Repurchase agreements are similar in certain respects to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation. Collateral for FedFund repurchase agreements may include cash and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral for TempCash repurchase agreements may include cash, obligations issued by the U.S. Government or its agencies or instrumentalities, and obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by BlackRock pursuant in guidelines approved by the Board. Collateral for a repurchase agreement may include other types of securities that a Fund could not hold directly without the repurchase obligation.

TempCash and FedFund may transfer uninvested cash balances into a single joint account at the Funds’ custodian bank, the daily aggregate balance of which will be invested in one or more repurchase agreements.

The section of the Fund’s prospectus entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds” is amended by deleting the last sentence of the paragraph captioned “Regulatory Risk.”

Shareholders should retain this Supplement for future reference.

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